                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Shadduck, the chief financial officer of TruServ Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) This Quarterly Report on Form 10-Q for the Quarterly Period ended June 29, 2002 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TruServ Corporation.

Dated:  September 4, 2002


/s/ David A. Shadduck
-----------------------------
David A. Shadduck
Chief Financial Officer